UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C4 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

Benefit Street Partners CRE Finance LLC

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-02	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 18, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C4 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 154 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified as “OZRE Leased Fee Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “OZRE Leased Fee Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “OZRE Leased Fee Portfolio Whole Loan”) that includes the OZRE Leased Fee Portfolio Mortgage Loan and six other loans that are pari passu to the OZRE Leased Fee Portfolio Mortgage Loan and to each other (each, a “OZRE Leased Fee Portfolio Companion Loan”). The OZRE Leased Fee Portfolio Pari Passu Companion Loans are not assets of the Issuing Entity. The OZRE Leased Fee Portfolio Whole Loan, including the OZRE Leased Fee Portfolio Mortgage Loan, as of November 22, 2016, will now be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of November 1, 2016 (the “CFCRE 2016-C6 Pooling and Servicing Agreement”), among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer and (ii) that certain Amended and Restated Co-Lender Agreement, dated as of July 19, 2016 (the “OZRE Leased Fee Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.2, between U.S. Bank National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, as Note A-1 holder, Note A-4 holder and Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-2 holder, and Deutsche Bank Trust Company Americas, as Trustee, on behalf of the registered Holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-3 holder, Note A-6 holder, Note A-7 holder and Note A-8 holder.

The terms and conditions of the CFCRE 2016-C6 Pooling and Servicing Agreement applicable to the servicing of the OZRE Leased Fee Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on May 18, 2016.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Amended and Restated Co-Lender Agreement, dated as of July 19, 2016, between U.S. Bank National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, as Note A-1 holder, Note A-4 holder and Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-2 holder, and Deutsche Bank Trust Company Americas, as Trustee, on behalf of the registered Holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-3 holder, Note A-6 holder, Note A-7 holder and Note A-8 holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2016	CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.

	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Principal Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Amended and Restated Co-Lender Agreement, dated as of July 19, 2016, between U.S. Bank National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, as Note A-1 holder, Note A-4 holder and Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-2 holder, and Deutsche Bank Trust Company Americas, as Trustee, on behalf of the registered Holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-3 holder, Note A-6 holder, Note A-7 holder and Note A-8 holder.	(E)